The Prudential Series Fund

655 Broad Street, 17th Floor

Newark, New Jersey 07102

July 12, 2017

VIA EDGAR

U.S. Securities and Exchange Commission

450 Fifth Street, N.W.

Washington, D.C. 20549

Re: 497 Filing for The Prudential Series Fund

Registration numbers 002-80896 and 811-03623

Dear Sir or Madam:

We are filing today via EDGAR an exhibit under Rule 497 containing interactive data format risk/return summary information. The exhibit mirrors the risk/return summary information in a supplement, dated June 26, 2017 (SEC accession number 0000067590-17-000768), to The Prudential Series Fund Prospectus dated May 1, 2017 for the Global Portfolio (the Portfolio). The purpose of the filing is to submit the 497 filing dated June 26, 2017 in XBRL for the Portfolio.

Thank you for your attention to this filing. Please direct any questions regarding this filing to the undersigned at (973) 367-1495.

Sincerely,

/s/ Kathleen DeNicholas
Kathleen DeNicholas Assistant Secretary